Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2019
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Abstract]
Summary of Significant Accounting Policies

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Standards

The consolidated financial statements have been prepared in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”) to reflect the financial position and results of operations of the Sohu Group.

Discontinued operations

A component of a reporting entity or a group of components of a reporting entity that are disposed of or meet the criteria to be classified as held for sale should be reported in discontinued operations if the disposal represents a strategic shift that has (or will have) a major effect on an entity’s operations and financial results. Discontinued operations are reported when a component of an entity comprising operations and cash flows that can be clearly distinguished, operationally and for financial reporting purposes, from the rest of the entity is classified as held for disposal or has been disposed of, if the component either (1) represents a strategic shift or (2) has a major impact on an entity’s financial results and operations. In the statement of financial position, the assets and liabilities of the discontinued operation are presented separately in the asset and liability sections, respectively, of the statement of financial position and prior periods are presented on a comparative basis. In the consolidated statements of comprehensive income, results from discontinued operations are reported separately from the income and expenses from continuing operations and prior periods are presented on a comparative basis. Cash flows for discontinued operations are presented separately in the consolidated statements of cash flows. In order to present the financial effects of the continuing operations and discontinued operations, revenues and expenses arising from intra-group transactions are eliminated except for those revenues and expenses that are considered to continue after the disposal of the discontinued operations.

Use of Estimates

The preparation of these financial statements requires the Sohu Group to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues, costs and expenses, and related disclosures. On an on-going basis, the Group evaluates its estimates based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. Identified below are the accounting policies that reflect the Group’s most significant estimates and judgments, and those that the Group believes are the most critical to fully understanding and evaluating its consolidated financial statements.

Basis of Consolidation and Recognition of Noncontrolling Interest

The Sohu Group’s consolidated financial statements include the accounts of the Company and its subsidiaries and consolidated VIEs. All intra-Group transactions are eliminated.

VIE Consolidation

The Sohu Group’s VIEs are wholly or partially owned by certain employees of the Group as nominee shareholders. For consolidated VIEs, management made evaluations of the relationships between the Sohu Group and the VIEs and the economic benefit flow of contractual arrangements with the VIEs. In connection with such evaluation, management also took into account the fact that, as a result of such contractual arrangements, the Group controls the shareholders’ voting interests in these VIEs. As a result of such evaluation, management concluded that the Sohu Group is the primary beneficiary of its consolidated VIEs.

Noncontrolling Interest Recognition

Noncontrolling interests are recognized to reflect the portion of the equity of subsidiaries and VIEs which is not attributable, directly or indirectly, to the controlling shareholders. Currently, the noncontrolling interests in the Sohu Group’s consolidated financial statements primarily consist of noncontrolling interests for Sogou and Changyou.

Noncontrolling Interest for Sogou

Prior to the completion of Sogou’s IPO in November 2017, the Company controlled the election of a majority of the Board of Directors of Sogou pursuant to a shareholders’ agreement that expired upon the completion of the IPO. Following the completion of Sogou’s IPO, pursuant to the Voting Agreement and Sogou’s Amended and Restated Articles of Association, the Company still has the right to appoint a majority of Sogou’s Board of Directors.

As Sogou’s controlling shareholder, the Company consolidates Sogou in its consolidated financial statements, and recognizes noncontrolling interest reflecting economic interests in Sogou held by shareholders other than it (the “Sogou noncontrolling shareholders”). Sogou’s net income /(loss) attributable to the Sogou noncontrolling shareholders is recorded as noncontrolling interest in its consolidated statements of comprehensive income.

Noncontrolling Interest Recognition before Sogou’s IPO

Based on the principles of allocation of Sogou’s profit and loss set forth below, Sogou’s cumulative results of operations attributable to the Sogou noncontrolling shareholders, along with changes in shareholders’ equity/(deficit) and adjustments for share-based compensation expense in relation to those share-based awards that were unvested and vested but not yet settled and the Sogou noncontrolling shareholders’ investments in Sogou Series A Preferred Shares outstanding before Sogou’s IPO (“Sogou Pre-IPO Series A Preferred Shares”) and Sogou Series B Preferred Shares outstanding before Sogou’s IPO (“Sogou Pre-IPO Series B Preferred Shares”) (together, the “Sogou Pre-IPO Preferred Shares”) and Sogou ordinary shares outstanding before Sogou’s IPO (“Sogou Pre-IPO Class A Ordinary Shares” and “Sogou Pre-IPO Class B Ordinary Shares, as applicable) were accounted for as a noncontrolling interest classified as permanent equity in the Sohu Group’s consolidated balance sheets, as Sohu Group had the power to reject a redemption requested by the noncontrolling shareholders. These treatments were based on the terms governing investment, and on the terms of the classes of Sogou shares held, by the noncontrolling shareholders in Sogou before Sogou’s IPO.

Principles of Allocation of Sogou’s Profit and Loss - By virtue of the terms of the Sogou Pre-IPO Preferred Shares, Pre-IPO Class A Ordinary Shares, and Pre-IPO Class B Ordinary Shares, Sogou’s losses were allocated in the following order before Sogou’s IPO:

(i) net losses were allocated to holders of the Sogou Pre-IPO Class A Ordinary Shares and the holder of the Sogou Pre-IPO Class B Ordinary Shares until their basis in Sogou decreased to zero;

(ii) additional net losses were allocated to holders of the Sogou Pre-IPO Series A Preferred Shares until their basis in Sogou decreased to zero;

(iii) additional net losses were allocated to the holder of the Sogou Pre-IPO Series B Preferred Shares until its basis in Sogou decreased to zero; and

(iv) further net losses were allocated between Sohu and noncontrolling shareholders based on their shareholding percentage in Sogou.

Net income from Sogou was allocated in the following order before Sogou’s IPO:

(i) net income was allocated between Sohu and noncontrolling shareholders based on their shareholding percentage in Sogou until their basis in Sogou increased to zero;

(ii) additional net income was allocated to the holder of the Sogou Pre-IPO Series B Preferred Shares to bring its basis back;

(iii) additional net income was allocated to holders of the Sogou Pre-IPO Series A Preferred Shares to bring their basis back;

(iv) further net income was allocated to holders of the Sogou Pre-IPO Class A Ordinary Shares and the holder of the Sogou Pre-IPO Class B Ordinary Shares to bring their basis back; and

(v) further net income was allocated between Sohu and noncontrolling shareholders based on their shareholding percentage in Sogou.

Noncontrolling Interest Recognition after Sogou’s IPO

Sogou’s cumulative results of operations attributable to the Sogou noncontrolling shareholders, based on their share of the economic interest in Sogou, along with changes in shareholders’ equity and adjustment for share-based compensation expense in relation to share-based awards that are unvested and vested but not yet settled and adjustment for changes in the Sohu Group’s ownership percentage in Sogou, are recorded as noncontrolling interest in the Sohu Group’s consolidated balance sheets.

Noncontrolling Interest for Changyou

As Changyou’s controlling shareholder, Sohu consolidates Changyou in its consolidated financial statements and, prior to the completion of the Changyou Merger on April 17, 2020, also recognizes noncontrolling interest reflecting the economic interest in Changyou held by Changyou noncontrolling shareholders. Changyou’s net income /(loss) attributable to the Changyou noncontrolling shareholders is recorded as noncontrolling interest in the Sohu Group’s consolidated statements of comprehensive income, based on the noncontrolling shareholders’ share of the economic interest in Changyou. Changyou’s cumulative results of operations attributable to the Changyou noncontrolling shareholders, along with changes in shareholders’ equity, adjustment for share-based compensation expense in relation to those share-based awards which are unvested and vested but not yet settled and adjustment for changes in the Company’s ownership in Changyou, are recorded as noncontrolling interest in the Sohu Group’s consolidated balance sheets.

Segment Reporting

The Sohu Group’s segments are business units that offer different services and are reviewed separately by the chief operating decision maker (the “CODM”), or the decision-making group, in deciding how to allocate resources and in assessing performance. The Group’s CODM is the Company’s Chief Executive Officer.

Revenue Recognition

Impact of Adoption of ASC 606

On January 1, 2018, the Sohu Group adopted ASC 606, applying the modified retrospective method to contracts that were not completed as of January 1, 2018. The adoption of ASC 606 did not have a material impact on the Company’s accumulated deficit as of January 1, 2018. Results for reporting periods beginning on or after January 1, 2018 are presented under ASC 606, while prior-period amounts are not adjusted and continue to be reported in accordance with the Group’s historic accounting under ASC 605.

Under ASC 605, advertising-for-advertising barter transactions for which the fair value of the advertising services was not determinable were recorded at the carrying amount of the advertising surrendered, since the Group did not settle such barter transactions with the counterparties in cash. As ASC 605 has been superseded by ASC 606 on this subject, advertising-for-advertising barter transactions are to be recorded at the fair value of the advertising received by reference to the fair value of advertising services provided to other customers.

Under ASC 606, revenues are recognized when control of the promised goods or services is transferred to the Group’s customers, in an amount that reflects the consideration the Group expects to be entitled to in exchange for those goods or services. The recognition of revenues involves certain management judgments, including estimated lives of virtual items purchased by game players, the estimation of the fair value of an advertising-for-advertising barter transaction, allocation of upfront license fees for licensed-out games between license and post-sale services, and volume sales rebates. The Group does not believe that significant management judgements are involved in revenue recognition, but the amount and timing of the Group’s revenues could be different for any period if management made different judgments or utilized different estimates.

The following table presents the Group’s revenues disaggregated by products and services:

	Year Ended December 31, 2017 (in thousands)
	Sohu	Sogou	Changyou	Total
Brand advertising:
Sohu Media Portal	$152,015	0	0	152,015
Sohu Video	79,756	0	0	79,756
Focus	57,245	0	0	57,245
17173.com Website	0	0	25,096	25,096
Search and search related advertising	0	801,199	0	801,199
Online games:
PC games	0	0	239,149	239,149
Mobile games	0	0	208,355	208,355
Other games	0	0	2,029	2,029
Others	83,758	106,807	14,180	204,745

Total	$372,774	908,006	488,809	1,769,589

	Year Ended December 31, 2018 (in thousands)
	Sohu	Sogou	Changyou	Total
Brand advertising:
Sohu Media Portal	$127,348	0	0	127,348
Sohu Video	53,756	0	0	53,756
Focus	31,144	0	0	31,144
17173.com Website	0	0	19,697	19,697
Search and search related advertising	0	1,022,456	0	1,022,456
Online games:
PC games	0	0	236,743	236,743
Mobile games	0	0	151,737	151,737
Other games	0	0	1,308	1,308
Others	61,975	100,589	6,074	168,638

Total	$274,223	1,123,045	415,559	1,812,827

	Year Ended December 31, 2019 (in thousands)
	Sohu	Sogou	Changyou	Total
Brand advertising:
Sohu Media Portal	$94,497	0	0	94,497
Sohu Video	34,529	0	0	34,529
Focus	32,120	0	0	32,120
17173.com Website	0	0	13,715	13,715
Search and search related advertising	0	1,072,860	0	1,072,860
Online games:
PC games	0	0	267,752	267,752
Mobile games	0	0	172,718	172,718
Other games	0	0	432	432
Others	57,080	98,981	763	156,824

Total	$218,226	1,171,841	455,380	1,845,447

As noted above, in accordance with the modified retrospective method upon adoption of ASC 606, amounts for 2017 were not adjusted.

Online Advertising Revenues

Online advertising revenues include revenues from brand advertising services as well as search and search-related advertising services. Certain customers may receive sales rebates, which are accounted for as variable consideration. The Group estimates annual the expected revenue volume from each agent with reference to its historical results. Sales rebates will reduce revenues recognized. The Group recognizes revenue for the amount of fees it receives from its advertisers, after deducting sales rebates and net of value-added tax (“VAT”). The Group believes that there will not be significant changes to its estimates of variable consideration.

Brand Advertising Revenues

Revenue Recognition of Multiple Performance Obligations

The Group’s contracts with customers may include multiple performance obligations. For such arrangements, the Group allocates revenues to each performance obligation based on its relative standalone selling price. The Group generally determines the standalone selling price of each distinct performance obligation based on the prices charged to customers when sold on a standalone basis. Where a standalone selling price is not directly observable, the Group generally estimates the selling price based on the prices at which performance obligations of a similar nature and geography are charged to customers. Most of such contracts have all performance obligations completed within the same quarter.

Pricing Model

Through mobile devices and PCs , the Group provides advertisement placements to its advertisers on different Internet platforms and in different formats, which include banners, links, logos, buttons, full screen, pre-roll, mid-roll, post-roll video screens, pause video screens, loading page ads, news feed ads, in-feed video infomercial ads and other formats.

Currently the Group has three main types of pricing models, consisting of the Fixed Price model, the Cost Per Impression (“CPM”) model and the Cost Per Click (“CPC”) model.

(i) Fixed Price model

Under the Fixed Price model, a contract is signed to establish a fixed price for the advertising services to be provided. Given that the advertisers benefit from displayed advertisements evenly over the period the advertisements are displayed, the Group recognizes revenue on a straight-line basis over the period of display, provided all revenue recognition criteria have been met.

(ii) CPM model

Under the CPM model, the unit price for each qualifying display is fixed and stated in the contract with the advertiser. A qualifying display is defined as the appearance of an advertisement, where the advertisement meets criteria specified in the contract. Given that the fees are priced consistently throughout the contract and the unit prices are fixed in accordance with the Group’s pricing practices for similar advertisers, the Group recognizes revenue based on the fixed unit prices and the number of qualifying displays upon their occurrence, provided all revenue recognition criteria have been met.

(iii) CPC model

Under the CPC model, there is no fixed price for advertising services stated in the contract with the advertiser and the unit price for each click is auction-based. The Group charges advertisers on a per-click basis, when the users click on the advertisements. Given that the fees are priced consistently throughout the contract and the unit prices are fixed in accordance with the Group’s pricing practices for similar advertisers, the Group recognizes revenue based on qualifying clicks and unit price upon the occurrence of the clicks, provided all revenue recognition criteria have been met.

Search and Search-related Advertising Revenues

Search and search-related services consist primarily of search and search-related advertising services offered by Sogou.

Pay-for-click Services

Pay for click services enable advertisers’ promotional links to be displayed on Sogou search result pages and other Internet properties and third parties’ Internet properties where the links are relevant to the subject and content of searches and such properties. For pay-for-click services, Sogou introduces Internet users to its advertisers through auction-based systems and charges advertisers on a per-click basis when the users click on the displayed links. The performance obligation of pay-for-click services is satisfied at the point in time when users click on the displayed links, and revenue for pay-for-click services is recognized on a per-click basis.

Other Online Advertising Services

Other online advertising services mainly consist of displaying advertisers’ promotional links on Sogou’s Internet properties. For time-based advertising services, Sogou’s performance obligation is satisfied over time when the advertising links are displayed over the contract periods, and therefore revenue is normally recognized on a straight-line basis over the contracted display period. For performance-based advertising services, for example, advertisers are charged based on the times that users download from the displayed links, Sogou’s performance obligation is satisfied at the point in time when the promised performance is completed, and the revenue is recognized upon the completion of the promised performance.

Sogou’s online advertising services expand distribution of advertisers’ promotional links and advertisements by leveraging traffic on third parties’ Internet properties, including Web content, software, and mobile applications. Sogou is the principal in such arrangement because its promise to advertisers is to provide the advertising services itself rather than to arrange for the advertising services to be provided by third parties on their Internet properties. Payments made to operators of third-party Internet properties are included in the traffic acquisition costs.

Online Game Revenues

Changyou’s online game revenues are generated primarily from its self-operated and licensed-out PC games and mobile games. Prior to the sale of the MoboTap business in 2018, Changyou also generated a small amount of revenues from online card and board games. All of Changyou’s games are operated under the item-based revenue model, where the basic game play functions are free of charge and players are charged for purchases of in-game virtual items, including those with a predetermined expiration time and perpetual virtual items.

Changyou is the principal of its self-operated games. Changyou hosts the games on its own servers and is responsible for the sale and marketing of the games as well as customer service. Accordingly, revenues are recorded gross of revenue sharing-payments to third-party developers and/or mobile APP stores, but net of VAT and discounts to game card distributors where applicable. Changyou obtains revenues from the sale of in-game virtual items. Revenues are recognized over time for virtual items with estimated lives and upon use for items that are consumed immediately. If different assumptions were used in deriving the estimated lives of the virtual items, the timing of the recording of the revenues would be impacted.

PC Games

Proceeds from Changyou’s self-operated PC games are collected from players and third-party game card distributors through sales of Changyou’s game points on its online payment platform and prepaid game cards.

Changyou’s self-operated PC games are either developed in house or licensed from third-party developers. For licensed PC games, Changyou remits a pre-agreed percentage of the proceeds to the third-party developers, and keeps the balance, pursuant to revenue-sharing agreements. Such revenue-sharing amounts paid to third-party developers are recorded in Changyou’s cost of revenues.

Mobile Games

Self-operated Mobile Games

For self-operated mobile games, Changyou sells game points to its game players via third-party mobile APP stores. The mobile APP stores in turn pay Changyou proceeds after deducting their share of pre-agreed revenue-sharing amounts.

Changyou’s self-operated mobile games are either developed in house or licensed from or jointly developed with third-party developers. For licensed and jointly-developed mobile games, Changyou remits a pre-agreed percentage of the proceeds to the third-party developers, and keeps the balance, pursuant to revenue-sharing agreements. Such revenue-sharing amounts paid to mobile application stores and third-party developers are included in Changyou’s cost of revenues.

Licensed Out Mobile Games

Changyou also authorizes third parties to operate its mobile games. Licensed out games include mobile games developed in house, such as Changyou’s mobile game Legacy TLBB Mobile, and mobile games jointly developed with third-party developers. Changyou receives monthly revenue-based royalty payments from the third-party licensee operators. Changyou receives additional up-front license fees from certain third-party licensee operators who are entitled to an exclusive right to operate Changyou’s games in specified geographic areas. Since Changyou is obligated to provide post-sale services (“PCS”), the initial license fees are allocated between the license and PCS based on relative standalone selling prices. The amount allocated to the license is recognized as revenue upon the commencement of the license period, given that Changyou’s intellectual property rights subject to the license are considered to be functional and the licensee has the right to use such intellectual property rights as they exist at the point when the license is granted, and the amount allocated to PCS is recognized as revenue ratably over the license period. Monthly revenue-based royalty payments are recognized when the relevant services are delivered, provided that collectability is reasonably assured. Changyou views the third-party licensee operators as Changyou’s customers and recognizes revenues on a net basis, as Changyou does not have the primary responsibility for fulfillment and acceptability of the game services. Changyou remits to the third-party developers a pre-agreed percentage of revenues and keeps the balance pursuant to revenue-sharing agreements. Such revenue-sharing amounts paid to third-party developers are included in Changyou’s cost of revenues or product development expenses.

Other Revenues

Sohu

Other revenues attributable to Sohu consist primarily of revenues from paid subscription services, interactive broadcasting services, and sub-licensing of purchased video content to third parties.

Sogou

Other revenues attributable to Sogou are IVAS revenues, which are mainly from the operation of Web games and mobile games developed by third parties, and revenues from other products and services, including smart hardware products and online lending and microcredit services. Other revenues are generally recognized when Sogou’s performance obligations under the applicable agreements have been satisfied, except for interest revenues from Sogou’s online lending and microcredit services, which are recognized using the effective interest method.

Changyou

Other revenues attributable to Changyou are primarily from IVAS.

As of August 12, 2019, the Sohu Group ceased consolidating Changyou’s cinema advertising business in its consolidated financial statements and, accordingly, the financial results of the cinema advertising business are excluded from the Sohu Group’s results from continuing operations and are presented in separate line items as discontinued operations in the consolidated financial statements, and retrospective adjustments to the Sohu Group’s historical audited consolidated financial statements have been made in order to provide a consistent basis of comparison.

Revenues generated from Changyou’s IVAS were derived primarily from software applications for PCs and mobile devices offered by RaidCall, which ceased operations in March 2019. Prior to March 2018, IVAS revenues also included revenues generated from the Dolphin Browser operated by MoboTap. Revenues from IVAS are recognized during the period the services are rendered or items are consumed under the gross method, as Changyou is the principal obligor for provision of the services.

Contract Balances

Timing of revenue recognition may differ from the timing of invoicing to customers. Accounts receivable represent amounts invoiced and revenue recognized prior to invoicing, when the Group has satisfied its performance obligations and has the unconditional right to payment. The allowance for doubtful accounts and authorized credits is estimated based upon the Group’s assessment of various factors, including historical experience, the age of the accounts receivable balances, current economic conditions and other factors that may affect the Group’s customers’ ability to pay. Contract assets as of December 31, 2019 were not material. The allowance for doubtful accounts and authorized credits was $16.2 million and $15.1 million, respectively, as of December 31, 2019 and December 31, 2018.

Receipts in advance and deferred revenue relate to unsatisfied performance obligations at the end of the period and primarily consist of fees received from game players in the online game business and from advertisers in the search and search-related advertising business. Due to the generally short-term duration of the contracts, the majority of the performance obligations are satisfied in the following reporting period. The amount of revenue recognized that was included in the receipts in advance and deferred revenue balance at the beginning of the period was $110.2 million for the year ended December 31, 2019.

There was no significant change in the contract assets and contract liability balances during 2019.

Revenue recognized in 2019 from performance obligations related to prior years was not material.

Practical Expedients

The Group has used the following practical expedients as allowed under ASC 606:

(i) The transaction price allocated to performance obligations that are unsatisfied or partially unsatisfied has not been disclosed, as substantially all of the Group’s contracts have a duration of one year or less.

(ii) Payment terms and conditions vary by contract type, although terms generally include a requirement of prepayment or payment within one year or less. In instances where the timing of revenue recognition differs from the timing of invoicing, the Group has determined that its contracts generally do not include a significant financing component.

(iii) The Group applied the portfolio approach in determining the commencement date of consumption and the estimated lives of virtual items for the recognition of games revenue, given that the effect of applying a portfolio approach to a group game players’ behaviors would not differ materially from considering each one of them individually.

(iv) The Group generally expenses sales commissions when incurred because the amortization period would be one year or less. These costs are recorded within sales and marketing expenses.

Cost of Revenues

Cost of Online Advertising Revenues

Cost of online advertising revenues includes cost of revenues from brand advertising services as well as cost of revenues from search and search-related services.

Cost of Brand Advertising Revenues

Cost of brand advertising revenues mainly consists of content and license costs, salary and benefits expenses, and bandwidth service costs. For self-developed video content, production costs incurred in excess of the amount of revenue contracted for are expensed as incurred.

Cost of Search and Search-related Advertising Revenues

Cost of search and search-related advertising revenues mainly consists of traffic acquisition costs, bandwidth service costs, depreciation expenses, salary and benefits expenses, and share-based compensation expense. Traffic acquisition costs represent the most significant portion of cost of revenues. Traffic acquisition costs consist primarily of payments to third parties that direct search queries of the users to Internet properties of Sogou or distribute Sogou advertisers’ promotional links through such third parties’ Internet properties. The traffic acquisitions costs for such arrangements consist primarily of fees that Sogou pays to the third parties based on an agreed-upon unit price and revenue-sharing payments that Sogou makes to such third parties based on an agreed-upon percentage of revenues generated from users’ clicks.

Cost of Online Game Revenues

Cost of online game revenues mainly consists of revenue-sharing payments, salary and benefits expenses, bandwidth service costs, content and license costs, tax surcharges, depreciation and amortization expenses, and other direct costs.

Cost of Other Revenues

Cost of other revenues mainly consists of revenue-sharing payments related to the IVAS business, costs of smart hardware products, revenue-sharing payments related to interactive broadcasting services, and content and license costs related to paid subscription services.

Product Development Expenses

Product development expenses mainly consist of salary and benefits expenses, content and license costs, technical service fees, facilities expenses, and depreciation and amortization expenses. These expenses are incurred for the enhancement and maintenance of the Sohu Group’s Internet platforms as well as for its products and services. The development costs of online games are expensed as incurred, including the development costs of online games prior to the establishment of technological feasibility and maintenance costs after the online games are available for marketing.

Sales and Marketing Expenses

Sales and marketing expenses mainly consist of advertising and promotional expenses, salary and benefits expenses, travel and entertainment expenses, and facilities expenses. Advertising and promotional expenses generally represent the expenses of promotions to create or stimulate a positive image of the Sohu Group or a desire to subscribe for the Group’s products and services. Advertising and promotional expenses are expensed as incurred.

General and Administrative Expenses

General and administrative expenses mainly consist of salary and benefits expenses, bad debts, professional fees, depreciation and amortization expenses, travel and entertainment expenses, and facilities expenses.

Share-based Compensation Expense

Sohu (excluding Sohu Video), Sogou, Changyou, and Sohu Video have incentive plans for the granting of share-based awards, including share options and restricted share units, to members of the boards of directors, management and other key employees.

For share-based awards for which a grant date has occurred, share-based compensation expense is recognized as costs and expenses in the consolidated statements of comprehensive income based on the fair value of the related share-based awards on their grant dates. For share-based awards for which the service inception date precedes the grant date, share-based compensation expense is recognized as costs and expenses in the consolidated statements of comprehensive income beginning on the service inception date and is re-measured on each subsequent reporting date before the grant date, based on the estimated fair value of the related share-based awards. Share-based compensation expense is charged to the shareholders’ equity or noncontrolling interest section in the consolidated balance sheets. The assumptions used in share-based compensation expense recognition represent management’s best estimates, but these estimates involve inherent uncertainties and the application of management judgment. If factors change or different assumptions are used, the Group’s share-based compensation expense could be materially different for any period. Moreover, the estimates of fair value are not intended to predict actual future events or the value that ultimately will be realized by employees who receive equity awards.

Sohu (excluding Sohu Video), Sogou, and Changyou Share-based Awards

Sohu (excluding Sohu Video) Share-based Awards

In determining the fair value of share options granted by Sohu (excluding Sohu Video) as share-based awards, the public market price of the underlying shares at each reporting date was used, and a binomial valuation model was applied. In determining the fair value of restricted share units granted, the public market price of the underlying shares on the grant dates was applied.

Upon the dissolution of Sohu.com Inc. on May 31, 2018, Sohu.com Limited assumed all then existing obligations of Sohu.com Inc. with respect to equity incentive awards that had been granted under Sohu.com Inc.’s Amended and Restated 2010 Stock Incentive Plan (the “Sohu 2010 Stock Incentive Plan”) and remained outstanding, and such awards were converted into the right to receive upon exercise or settlement Sohu.com Limited’s ordinary shares under the Sohu.com Limited 2018 Share Incentive Plan (the “Sohu 2018 Share Incentive Plan”) rather than shares of the common stock of Sohu.com Inc., subject to the other terms of such outstanding awards. Options for the purchase of Sohu.com Limited’s ordinary shares, including options converted from those contractually granted under the Sohu 2010 Stock Incentive Plan, are subject to vesting in four equal installments over a period of four years, with each installment vesting upon satisfaction of a service period requirement and certain subjective performance targets.

Under ASC 718-10-25, no grant date can be established until a mutual understanding is reached between Sohu and the recipients clarifying the subjective performance requirements. In accordance with ASC 718-10-55, as the service inception date preceded the grant date, compensation expense was accrued beginning on the service inception date and will be re-measured on each subsequent reporting date before the grant date is established, based on the then-current fair value of the awards. The estimate of the awards’ fair values will be fixed in the period in which the grant date occurs, and cumulative compensation expense will be adjusted based on the fair value at the grant date.

Sogou Share-based Awards

In determining the fair value of share options granted by Sogou as share-based awards, a binomial valuation model was applied. The determination of the fair value is affected by the fair value of the ordinary shares as well as assumptions regarding a number of complex and subjective variables, including risk-free interest rates, exercise multiples, expected forfeiture rates, expected share price volatility rates, and expected dividends. Before the completion of Sogou’s IPO, the fair values of the ordinary shares were assessed using the income approach/discounted cash flow method or based on the mid-point of the estimated IPO price range, in each case with a discount for lack of marketability, given that the shares underlying the awards were not publicly traded at the time of grant.

After the completion of Sogou’s IPO, the fair values of the ordinary shares were determined based on the trading price of Sogou’ ADSs in the public market.

Before Sogou’s adoption of ASU 2018-07 “Compensation-Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting,” effective for fiscal years beginning after December 15, 2018, share-based compensation expense for share options granted to non-employees was measured at fair value at the earlier of the performance commitment date or the date service was completed and recognized over the period during which the service was provided. Sogou applied the guidance in ASC 505-50 to measure share options granted to non-employees based on the then-current fair value at each reporting date until the service had been provided and the performance targets had been met. After Sogou’s adoption of ASU 2018-07, share-based compensation expense for share options granted to non-employees is recognized in accordance with the requirements of ASC 718 for employee share-based compensation awards.

Changyou Share-based Awards

In determining the fair value of ordinary shares and restricted share units granted by Changyou as share-based awards in 2008, the income approach/discounted cash flow method with a discount for lack of marketability was applied, given that the shares underlying the awards were not publicly traded at the time of grant. Changyou’s 2008 Share Incentive Plan expired in August 2018 and is no longer available for granting new share-based awards. In determining the fair value of restricted share units granted after Changyou’s IPO, the public market price of the underlying shares on the grant dates was applied.

Options for the purchase of Changyou Class A ordinary shares contractually granted under the Changyou 2014 Share Incentive Plan and the Changyou 2019 Share Incentive Plan are subject to vesting in four equal installments over a period of four years, with each installment vesting upon satisfaction of a service period requirement and certain subjective performance targets. Under ASC 718-10-25, no grant date can be established until a mutual understanding is reached between Changyou and the recipients clarifying the subjective performance requirements. In accordance with ASC 718-10-55, as the service inception date preceded the grant date, compensation expense was accrued beginning on the service inception date and will be re-measured on each subsequent reporting date before the grant date is established, based on the then-current fair value of the awards. The estimates of the awards’ fair values will be fixed in the period in which the grant date occurs, and cumulative compensation expense will be adjusted based on the fair values at the grant date. In determining the fair values of Changyou share options granted, the public market price of the underlying shares at each reporting date was used, and a binomial valuation model was applied.

Compensation Expense Recognition

For options and restricted share units granted with respect to Sohu (excluding Sohu Video) shares and Changyou shares, compensation expense is recognized on an accelerated basis upon the requisite service period and certain subjective performance targets being met. For share options granted with respect to Sogou shares, compensation expense is recognized over the estimated period during which the service period requirement and performance target will be met, which is usually within one year, or, after the performance target of Sogou’s completion of an IPO was met upon the completion of Sogou’s IPO on November 13, 2017, on an accelerated basis over the requisite service period, or, for options with only service period requirement, on an accelerated basis over the requisite service period. For Tencent restricted share units that Tencent had granted to employees who transferred to Sogou with the Soso search and search-related businesses, compensation expense is recognized by Sogou on an accelerated basis over the requisite service period, and the fair value of the share-based compensation is re-measured at each reporting date until the service has been provided. The number of share-based awards for which the service is not expected to be rendered over the requisite period is estimated, and no compensation expense is recorded for the number of awards so estimated.

Sohu Video Share-based Awards

On January 4, 2012, Sohu Video, the holding entity of Sohu’s video division, adopted a 2011 Share Incentive Plan (the “Video 2011 Share Incentive Plan”) which provides for the issuance of up to 25,000,000 ordinary shares of Sohu Video (representing approximately 10% of the outstanding Sohu Video shares on a fully-diluted basis) to management and key employees of the video division and to Sohu management. As of December 31, 2019, grants of options for the purchase of 16,368,200 ordinary shares of Sohu Video had been contractually made, of which options for the purchase of 4,972,800 ordinary shares were vested.

For purposes of ASC 718-10-25, as of December 31, 2019, no grant date had occurred, because the broader terms and conditions of the option awards had neither been finalized nor mutually agreed upon with the recipients. Therefore the fair value of the awards was not determinable and could not be accounted for. In accordance with ASC 718-10-55, the Group’s management determined that the service inception date with respect to vested option awards for the purchase of 4,972,800 shares had preceded the grant date. Therefore, the Group recognized compensation expense for these vested Sohu Video share-based awards and re-measured, and will re-measure, the compensation expense on each subsequent reporting date based on the then-current fair values of these vested awards until the grant date is established.

Taxation

PRC Corporate Income Tax

Income taxes are accounted for using an asset and liability approach which requires the recognition of income taxes payable or refundable for the current year and deferred tax liabilities and assets for the future tax consequences of events that have been recognized in the Group’s financial statements or tax returns. Deferred income taxes are determined based on the differences between the accounting basis and the tax basis of assets and liabilities and are measured using the currently enacted tax rates and laws. Deferred tax assets are reduced by a valuation allowance, if based on available evidence, it is considered that it is more likely than not that some portion of or all of the deferred tax assets will not be realized. In making such determination, the Group considers factors including future reversals of existing taxable temporary differences, future profitability, and tax planning strategies. If events were to occur in the future that would allow the Group to realize more of its deferred tax assets than the presently recorded net amount, an adjustment would be made to the deferred tax assets that would increase income for the period when those events occurred. If events were to occur in the future that would require the Group to realize less of its deferred tax assets than the presently recorded net amount, an adjustment would be made to the valuation allowance against deferred tax assets that would decrease income for the period when those events occurred. Significant management judgment is required in determining income tax expense and deferred tax assets and liabilities.

The Group’s deferred tax assets are related to net operating losses and temporary differences between accounting basis and tax basis for its China-based Subsidiaries and VIEs, which are subject to corporate income tax in the PRC under the PRC Corporate Income Tax Law (the “CIT Law”).

PRC Withholding Tax on Dividends

The CIT Law imposes a 10% withholding income tax on dividends distributed by foreign invested enterprises in the PRC to their immediate holding companies outside Mainland China. A lower withholding tax rate may be applied if there is a tax treaty between Mainland China and the jurisdiction of the foreign holding company. A holding company in Hong Kong, for example, will be subject to a 5% withholding tax rate under an arrangement between the PRC and the Hong Kong Special Administrative Region on the “Avoidance of Double Taxation and Prevention of Fiscal Evasion with Respect to Taxes on Income,” if such holding company is considered a non-PRC resident enterprise and holds at least 25% of the equity interests in the PRC foreign invested enterprise distributing the dividends, subject to approval of the PRC local tax authority. However, if the Hong Kong holding company is not considered to be the beneficial owner of such dividends under applicable PRC tax regulations, such dividend will remain subject to a withholding tax rate of 10%.

PRC Value Added Tax

On May 1, 2016, the transition from the imposition of PRC business tax to the imposition of VAT was expanded to all industries in China, and all of the Sohu Group’s revenues have been subject to VAT since that date. To record VAT payable, the Group adopted the net presentation method, which presents the difference between the output VAT (at rates of 6% or 17% for the year ended December 31, 2017 and for the period from January 1, 2018 to April 30, 2018, at rates of 6% or 16% for the period from May 1, 2018 to March 31, 2019, and at rates of 6% or 13% after April 1, 2019) and the available input VAT amount (at the rate applicable to the supplier).

U.S. Corporate Income Tax

Sohu.com Inc., which was formerly the top-tier publicly-traded parent company of the Sohu Group, was dissolved and liquidated on May 31, 2018. Sohu.com Inc. was a Delaware corporation that was subject to U.S. federal corporate income tax on its taxable income at a rate of 21% for taxable years beginning after December 31, 2017 and of up to 35% for prior tax years. U.S. federal tax legislation signed into law on December 22, 2017, commonly referred to as the Tax Cuts and Jobs Act (the “U.S. TCJA”), significantly modified the U.S. Internal Revenue Code by, among other things, reducing the maximum statutory U.S. federal corporate income tax rate from 35% to 21% for taxable years beginning after December 31, 2017; limiting and/or eliminating many business deductions; migrating the U.S. to a partial territorial tax system with a one-time transition tax (the “Toll Charge”) on a mandatory deemed repatriation of previously deferred foreign earnings of certain foreign subsidiaries; subject to certain limitations, generally eliminating U.S. corporate income tax on dividends from foreign subsidiaries; and providing for new taxes on certain foreign earnings.

Certain activities conducted in the PRC resulted in U.S. corporate income taxes being imposed on Sohu.com Inc. when its subsidiaries that were controlled foreign corporations (“CFCs”) generated income that was subject to Subpart F of the U.S. Internal Revenue Code (“Subpart F”). Generally, passive income, such as rents, royalties, interest, dividends, and gains from disposal of the company’s investments, is among the types of income subject to taxation under Subpart F. Any income taxable under Subpart F was taxable in the U.S. at the applicable federal corporate income tax rate. Subpart F income also included certain income from intra-Group transactions between Sohu.com Inc.’s non-U.S. subsidiaries and VIEs and Changyou’s non-U.S. subsidiaries and VIEs or Sogou’s non-U.S. subsidiaries and VIEs, or where Sohu.com Inc.’s non-U.S. subsidiaries or VIEs made an “investment in U.S. property,” such as holding the stock in, or making a loan to, a U.S. corporation. Under a provision of the U.S. tax code commonly referred to as the CFC look-through rule, Sohu.com Inc. did not have to treat dividends received by its CFC subsidiaries as Subpart F income includible in Sohu.com Inc.’s taxable income in the U.S.

To the extent that portions of Sohu.com Inc.’s U.S. taxable income, such as Subpart F income or global intangible low-taxed income (“GILTI”), as applicable, had been determined to be from sources outside of the U.S., subject to certain limitations, Sohu.com Inc. may have been entitled to claim foreign tax credits to offset its U.S. income tax liabilities. Following the enactment of the U.S. TCJA, if dividends that Sohu.com Inc. received from its subsidiaries after January 1, 2018 were determined to be from sources outside of the U.S., subject to certain limitations, Sohu.com Inc. would generally not have been required to pay U.S. corporate income tax on those dividends. Liabilities for U.S. corporate income tax were accrued in the Company’s consolidated statements of comprehensive income and estimated tax payments were made when required by U.S. law.

Treatment of Toll Charge Related to the U.S. TCJA

Beginning in the fourth quarter of 2017, the Sohu Group had recognized a provisional amount of income tax expense for the Toll Charge of $219 million, which represented management’s estimate of the amount of the Toll Charge that would have been payable by Sohu.com Inc. based on the deemed repatriation to the United States of its share of previously deferred earnings of certain of its non-U.S. subsidiaries, offset by a reduction of $4 million in liability for deferred U.S. income tax, as a result of the U.S. TCJA. The Sohu Group included the provisional amount of the Toll Charge of $219 million in its interim financial statements through the quarter ended September 30, 2018, in reliance on Staff Accounting Bulletin No. 118 (“SAB 118”).

For the fourth quarter of 2018, the Sohu Group’s management re-evaluated the impact on the Sohu Group of the Toll Charge under the U.S. TCJA. Management determined that it was more likely than not, based on the technical merits, that the tax position that the Sohu Group had no Toll Charge liability would be sustained. The Group recognized a tax benefit in the amount of $77 million, which was the largest amount that management determined to be greater than 50% likely to be realized upon settlement with the U.S. IRS. As a result, as of December 31, 2018, the Sohu Group had an unrecognized tax benefit in the amount of $142 million, which represented the difference between the tax benefit recognized in the fourth quarter of 2018 and management’s previous estimate of the Toll Charge. The estimate remained unchanged as of December 31, 2019. In addition, the Sohu Group accrued $2 million and $8 million, respectively, in interest on the unrecognized tax benefit for the years of 2018 and 2019.

The tax benefit recognized and the unrecognized tax benefit in relation to the Toll Charge may be subject to further adjustment in subsequent periods based on facts and circumstances that arose after December 31, 2019, such as any IRS assessments upon audit and management’s further judgment and estimates.

Uncertain Tax Positions

The Sohu Group is subject to various taxes in different jurisdictions, but primarily the PRC. Management reviews regularly the adequacy of the provisions for taxes as they relate to the Group’s income and transactions. In order to assess uncertain tax positions, the Group applies a more likely than not threshold and a two-step approach for tax position measurement and financial statement recognition. For the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon settlement.

Net Income /(Loss) per Share

Basic net income /(loss) per share is computed using the weighted average number of ordinary shares outstanding during the period. Diluted net income /(loss) per share is computed using the weighted average number of ordinary shares and, if dilutive, potential ordinary shares outstanding during the period. Potential ordinary shares comprise shares issuable upon the exercise or settlement of share-based awards using the treasury stock method. The dilutive effect of share-based awards with performance requirements is not considered before the performance targets are actually met. The computation of diluted net income /(loss) per share does not assume conversion, exercise, or contingent issuance of securities that would have an anti-dilutive effect (i.e. an increase in earnings per share amounts or a decrease in loss per share amounts) on net income /(loss) per share.

Additionally, for purposes of calculating the numerator of diluted net income /(loss) per share, the net income /(loss) attributable to the Sohu Group is calculated as discussed below. The adjustment will not be made if there is an anti-dilutive effect.

Sogou’s net income /(loss) attributable to Sohu

Before Sogou’s IPO

Before Sogou’s IPO, Sogou’s net income /(loss) attributable to Sohu was determined using the percentage that the weighted average number of Sogou shares held by Sohu represented of the weighted average number of Sogou Pre-IPO Preferred Shares and Sogou Pre-IPO Ordinary Shares outstanding, shares issuable upon the conversion of convertible preferred shares under the if-converted method, and shares issuable upon the exercise or settlement of share-based awards under the treasury stock method, and was not determined by allocating Sogou’s net income /(loss) to Sohu using the methodology for the calculation of net income /(loss) attributable to the Sogou noncontrolling shareholders.

After Sogou’s IPO

After Sogou’s IPO, Sogou’s net income /(loss) attributable to Sohu is determined using the percentage that the weighted average number of Sogou shares held by Sohu represents of the weighted average number of Sogou ordinary shares and shares issuable upon the exercise or settlement of share-based awards under the treasury stock method, and not by using the percentage held by Sohu of the total economic interest in Sogou, which is used for the calculation of basic net income per share.

In the calculation of Sohu’s diluted net income /(loss) per share, assuming a dilutive effect, the percentage of Sohu’s shareholding in Sogou was calculated by treating convertible preferred shares issued by Sogou as having been converted at the beginning of the period and unvested Sogou share options with the performance targets achieved as well as vested but unexercised Sogou share options as having been exercised during the period. The dilutive effect of share-based awards with a performance requirement was not considered before the performance targets were actually met. Assuming an anti-dilutive effect, all of these Sogou shares and share options are excluded from the calculation of Sohu’s diluted income /(loss) per share. As a result, Sogou’s net income /(loss) attributable to Sohu on a diluted basis equals the number used for the calculation of Sohu’s basic net income /(loss) per share.

Changyou’s net income /(loss) attributable to Sohu

Prior to the completion of the Changyou Merger on April 17, 2020, Changyou’s net income /(loss) attributable to Sohu is determined using the percentage that the weighted average number of Changyou shares held by Sohu represents of the weighted average number of Changyou ordinary shares and shares issuable upon the exercise or settlement of share-based awards under the treasury stock method, and not by using the percentage held by Sohu of the total economic interest in Changyou, which is used for the calculation of basic net income per share.

In the calculation of Sohu’s diluted net income /(loss) per share, assuming a dilutive effect, all of Changyou’s existing unvested restricted share units and share options, and vested restricted share units and share options that have not yet been settled, are treated as vested and settled by Changyou under the treasury stock method, causing the percentage of the weighted average number of shares held by Sohu in Changyou to decrease. As a result, Changyou’s net income /(loss) attributable to Sohu on a diluted basis decreased accordingly. Assuming an anti-dilutive effect, all of these Changyou restricted share units and share options are excluded from the calculation of Sohu’s diluted net income /(loss) per share. As a result, Changyou’s net income /(loss) attributable to Sohu on a diluted basis equals the number used for the calculation of Sohu’s basic net income /(loss) per share.

Fair Value of Financial Instruments

U.S. GAAP establishes a three-tier hierarchy to prioritize the inputs used in the valuation methodologies in measuring the fair value of financial instruments. This hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The three-tier fair value hierarchy is:

Level 1 - observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 - include other inputs that are directly or indirectly observable in the market place.

Level 3 - unobservable inputs which are supported by little or no market activity.

The Sohu Group’s financial instruments consist primarily of cash equivalents, restricted cash, short-term investments, accounts receivable, financing receivables, prepaid and other current assets, long-term investments, restricted time deposits, accounts payable, accrued liabilities, receipts in advance and deferred revenue, short-term bank loans, other short-term liabilities, long-term bank loans and long-term accounts payable.

Cash Equivalents

The Sohu Group’s cash equivalents mainly consist of time deposits with original maturities of three months or less, and highly liquid investments that are readily convertible to known amounts of cash.

Short-term Investments

For investments in financial instruments with a variable interest rate indexed to the performance of underlying assets, the Sohu Group elected the fair value method at the date of initial recognition and carried these investments subsequently at fair value. Changes in fair values are reflected in the consolidated statements of comprehensive income.

Accounts Receivable, Net

The carrying value of accounts receivable is reduced by an allowance that reflects the Sohu Group’s best estimate of the amounts that will not be collected. The Group makes estimations of the collectability of accounts receivable. Many factors are considered in estimating the general allowance, including reviewing delinquent accounts receivable, performing an aging analysis and a customer credit analysis, and analyzing historical bad debt records and current economic trends.

Financing Receivables, Net

Financing receivables consist primarily of small consumer loans that Sogou makes to individual borrowers. Sogou funds such loans either through its own capital or through a trust which was jointly established by Sogou and a third-party investor, and is administered by a third-party trust company. As the trust only invests in loans facilitated by Sogou, Sogou has power to direct the activities of the trust. Sogou also has the obligation to absorb losses and the right to receive benefits from the trust that could potentially be significant to the trust. As a result, Sogou is considered the primary beneficiary of the trust and the trust is considered a consolidated VIE (the “Consolidated Trust”) under ASC 810.

The financing receivables are recorded at the principal amount and interest accrued, net of allowance for credit losses that reflects Sogou’s best estimate of the amounts that will not be collected. Interest on loans is accrued based on the contractual interest rates of the loans when earned. The loan periods granted by Sogou to the borrowers related to the small consumer loans are generally within one year. The allowance for credit losses is determined at a level believed to be reasonable to absorb probable losses inherent in the loan portfolio as of each balance sheet date. The allowance is provided based on an assessment performed on a portfolio basis and is estimated on a quarterly basis or more often as necessary based on the delinquency rate, the aging of the amount due and other relevant factors.

Foreign Exchange Forward Contracts

Foreign exchange forward contracts are initially recognized on the date a foreign exchange forward contract is entered into and are subsequently measured at fair value.

Restricted Time Deposits

Restricted time deposits are valued based on the prevailing interest rates in the market using the discounted cash flow method.

Equity Investments

Investments in entities are recorded as equity investments under long-term investments. For investments in common stock or in-substance common stock of entities over which the Group can exercise significant influence but does not own a majority equity interest or control, the equity method is applied, and the Group adjusts the carrying amount of an investment and recognizes investment income or loss for the Group’s share of the earnings or loss of the investee after the date of investment. For those equity investments accounted for other than under the equity method or those that result in consolidation, the fair value method is applied. However, for equity investments that do not have readily determinable fair values, the Group chooses to account for them at cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar investment of the same issuer. If this measurement alternative is elected, changes in the carrying value of the equity investments will be required to be made whenever there are observable price changes in transactions for identical or similar investments of the same issuer. The implementation guidance notes that an entity should make a “reasonable effort” to identify price changes that are known or that can reasonably be known.

The Group assesses investments for impairment by considering factors including, but not limited to, current economic and market conditions, operating performance of the companies, including current earnings trends and undiscounted cash flows, and other company-specific information, such as recent financing rounds. The fair value determination, particularly for investments in privately-held companies whose revenue model is still unclear, requires significant judgment to determine appropriate estimates and assumptions. Changes in these estimates and assumptions could affect the calculation of the fair value of the investments. If the assessment indicates that an impairment exists, the Group estimates the fair value of the investment and writes down the asset to its fair value, taking the corresponding charge to the consolidated statements of comprehensive income/(loss).

Long-Lived Assets

Long-lived assets include fixed assets and intangible assets.

Fixed Assets

Fixed assets mainly comprise office buildings, leasehold improvements, building improvements, vehicles, office furniture and computer equipment, and hardware. Fixed assets are recorded at cost less accumulated depreciation with no residual value. Depreciation is computed using the straight-line method over the estimated useful lives of the assets.

Fixed Assets	Estimated Useful Lives (years)
Office buildings	36-47
Leasehold improvements	Lesser of term of the lease or the estimated useful lives of the assets
Vehicles	4-10
Office furniture	5
Computer equipment and hardware	2-5

Expenditure for maintenance and repairs is expensed as incurred.

The gain or loss on the disposal of fixed assets is the difference between the net sale proceeds and the carrying value of the relevant assets and is recognized in operating expenses in the consolidated statements of comprehensive income.

Intangible Assets

Intangible assets mainly comprise purchased video content, operating rights for licensed games, domain names and trademarks, computer software, and developed technologies. Intangible assets are recorded at cost less accumulated amortization with no residual value. Amortization of intangible assets other than purchased video content is computed using the straight-line method over their estimated useful lives. Amortization of purchased video content is computed based on the trend in viewership accumulation over the shorter of the applicable license period or two years.

The estimated useful lives of the Group’s intangible assets are listed below:

Intangible Assets	Estimated Useful Lives (years)
Purchased video content	1 month to 2 years
Computer software	1-5
Developed technologies	3-10
Domain names and trademarks	4-30
Operating rights for licensed games	over the contract terms

Sohu Video enters into nonmonetary transactions to exchange online broadcasting rights for purchased video content with other online video broadcasting companies. Under ASC 845, the cost of a nonmonetary asset acquired in exchange for another nonmonetary asset is the fair value of the asset surrendered to obtain the acquired nonmonetary asset, and a gain or loss should be recognized on the exchange. The fair value of the asset received should be used to measure the cost if the fair value of the asset received is more reliable than the fair value of the asset surrendered. The Sohu Group records these nonmonetary exchanges at the fair values of the online broadcasting rights for purchased video content and recognize any net gain or loss from such exchange transactions.

Impairment of Long-lived Assets other than Purchased Video Content

In accordance with ASC 360-10-35, the Sohu Group reviews the carrying values of long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. The evaluation is performed at the lowest level of identifiable cash flows independent of other assets. Recoverability of these assets is measured by a comparison of the carrying amounts to the future undiscounted cash flows the assets are expected to generate. If such review indicates that the carrying amount of the long-lived assets is not recoverable, the carrying amount of such assets is reduced to fair value. The estimation of future cash flows requires significant management judgment based on the Group’s historical results and anticipated results and is subject to many factors. The discount rate that is commensurate with the risk inherent in the Group’s business model is determined by its management.

Impairment of Purchased Video Content

Purchased video content is stated at the lower of cost less accumulated amortization, or net realizable value (“NRV”).

In accordance with ASC 920-350-35, if management’s expectations of the programming usefulness of a program, series, package, or program segment are revised downward, it may be necessary to write down unamortized cost to estimated NRV. A write-down from unamortized cost to a lower estimated NRV establishes a new cost basis. Accordingly, the Group measures the video content’s impairment loss by comparing the content’s carrying value to its NRV. An impairment loss will be recorded if the carrying value of video content is higher than its NRV. The impairment to be recognized is measured by the amount by which the carrying value of video content exceeds its NRV.

Lease

The Sohu Group adopted ASU No. 2016-02, Leases (Topic 842), at the beginning of the first quarter of 2019 using the modified retrospective method, and did not restate comparable periods. Results and disclosure requirements for reporting periods beginning after January 1, 2019 are presented under Topic 842, while prior period amounts have not been adjusted and continue to be reported in accordance with the Sohu Group’s historical accounting under Topic 840.

The Sohu Group elected the package of practical expedients permitted under the transition guidance, which allowed the Sohu Group to carry forward the historical lease classification, the assessment on whether an existing or expired contract contains a lease, and the treatment of initial direct costs. The Sohu Group also elected to keep leases with an initial term of 12 months or less off the balance sheet.

Under the new lease guidance, the Sohu Group determines if an arrangement is or contains a lease at inception. Right-of-use assets and lease liabilities are recognized at the lease commencement date based on the present value of remaining lease payments over the lease terms. The Sohu Group only considers payments that are fixed and determinable at the time of lease commencement. The adoption of the new lease guidance resulted in recognition of $25.3 million of right-of-use assets and $22.9 million of lease liabilities as of January 1, 2019. The adoption did not impact the beginning retained earnings, or prior year consolidated statements of comprehensive income and consolidated statements of cash flows.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of the identifiable assets and liabilities acquired as a result of the Sohu Group’s acquisitions of interests in its subsidiaries and consolidated VIEs. If the initial accounting for a business combination is incomplete by the end of the reporting period in which the combination occurs, the Group reports in its financial statements provisional amounts for the items for which the accounting is incomplete. If a measurement period adjustment is identified, the Group recognizes the adjustment as part of the acquisition accounting. The Sohu Group increases or decreases the provisional amounts of identifiable assets or liabilities by means of increases or decreases in goodwill for measurement period adjustments.

In accordance with ASC 350, the Group does not amortize goodwill, but tests it for impairment. The Group tests goodwill for impairment at the reporting unit level on an annual basis as of October 1, and between annual tests when an event occurs or circumstances change that could indicate that the asset might be impaired. Under ASC 350-20-35, the Group has the option to choose whether it will apply a qualitative assessment first and then a quantitative assessment, if necessary, or to apply a quantitative assessment directly. For reporting units applying a qualitative assessment first, the Group starts the goodwill impairment test by assessing qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If it is more likely than not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is mandatory. Otherwise, no further testing is required. The quantitative impairment test consists of a comparison of the fair value of the reporting unit with its carrying value. For reporting units directly applying the quantitative assessment, the Group performs the two-step goodwill impairment test by first quantitatively comparing the fair values of those reporting units to their carrying amounts, including goodwill. After performing the assessment, if the carrying amounts of the reporting units are higher than their fair value, the Group performs the second step of the quantitative goodwill impairment test by comparing the implied fair value of the reporting unit’s goodwill with the carrying amount of that goodwill, and if the carrying amount of the reporting unit’s goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to that excess.

Application of a goodwill impairment test requires significant management judgment, including the identification of reporting units, assigning assets and liabilities to reporting units, assigning goodwill to reporting units, and determining the fair value of each reporting unit. The Group estimates fair value using the income approach and the market approach. The judgment in estimating the fair value of reporting units includes estimating future cash flows, determining appropriate discount rates, control premium, comparable companies’ multipliers, and making other assumptions. Changes in these estimates and assumptions could materially affect the determination of fair value for each reporting unit.

Comprehensive Income

Comprehensive income is defined as the change in equity of a company during a period from transactions and other events and circumstances excluding transactions resulting from investments from owners and distributions to owners. Accumulated other comprehensive income, as presented on the Sohu Group’s consolidated balance sheets, includes a cumulative foreign currency translation adjustment, and change in unrealized gains /(losses) on equity securities classified as available-for-sale before the adoption of ASU 2016-01.

Functional Currency and Foreign Currency Translation

An entity’s functional currency is the currency of the primary economic environment in which it operates, normally that is the currency of the environment in which the entity primarily generates and expends cash. Management’s judgment is essential to determine the functional currency by assessing various indicators, such as cash flows, sales price and market, expenses, financing and intra-Group transactions and arrangements. The functional currency of Sohu.com Limited, and its predecessor Sohu.com Inc., is the U.S. dollar. The functional currency of the Sohu Group’s subsidiaries in the U.S., the Cayman Islands, the British Virgin Islands and Hong Kong is the U.S. dollar. The functional currencies of the Sohu Group’s subsidiaries and VIEs in other countries are the national currencies of those counties, rather than the U.S. dollar.

Foreign currency transactions denominated in currencies other than the functional currency are translated into the functional currency using the exchange rates prevailing at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are re-measured at the applicable rates of exchange in effect at that date. Gains and losses resulting from foreign currency re-measurement are included in the consolidated statements of comprehensive income.

Financial statements of entities with a functional currency other than the U.S. dollar are translated into U.S. dollars, which is the reporting currency. Assets and liabilities are translated at the current exchange rate in effect at the balance sheet date, and revenues and expenses are translated at the average of the exchange rates in effect during the reporting period. Shareholders’ equity accounts are translated using the historical exchange rates at the date the entry to shareholders’ equity was recorded, except for the change in retained earnings during the year, which is translated using the historical exchange rates used to translate each period’s income statement. Differences resulting from translating a foreign currency to the reporting currency are recorded in accumulated other comprehensive income in the consolidated balance sheets.

Impact of Recently Issued Accounting Pronouncements

Leases (Topic 842). In February, 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). This guidance requires an entity to recognize both assets and liabilities arising from finance and operating leases, along with additional qualitative and quantitative disclosures. ASU No. 2016-02 requires a lessee to recognize a liability in its balance sheet to make lease payments (a “lease liability”) and a right-of-use asset representing its right to use the underlying asset for the lease term. In transition, lessees and lessors are required to recognize and measure leases at the beginning of the earliest comparative period presented, or at the beginning of the period of adoption. The Sohu Group adopted ASU 2016-02 at the beginning of the first quarter of fiscal year 2019, using the modified retrospective method and not restating comparable periods. The Sohu Group recorded right-of-use assets of approximately $25.3 million and lease liabilities of approximately $22.9 million on ASU 2016-02’s adoption date of January 1, 2019, primarily related to the Sohu Group’s leased office space. See “Summary of Significant Accounting Policies – Lease” above and Note 12—Lease.

Compensation-Stock Compensation (Topic 718). In June 2018, the FASB issue ASU No. 2018-07, Compensation-Stock Compensation (Topic 718), which provides guidance concerning amendments to nonemployee share-based payment accounting. The amendments covered by the guidance are effective for publicly-traded business entities for fiscal years beginning after December 15, 2018, including interim periods within the applicable fiscal year. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Early adoption is permitted, but no earlier than the date of an entity’s adoption of Topic 606. The adoption of ASU 2018-07 did not have a material impact on the Sohu Group’s consolidated financial statements.

Other accounting standards adopted beginning January 1, 2019 do not have a significant impact on the Sohu Group’s consolidated financial statements.

Impact of Recently Issued Accounting Pronouncements not Yet Adopted

Financial Instruments-Credit Losses. In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments-Credit Losses (Topic 326), which requires entities to measure all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions, and reasonable and supportable forecasts. This replaces the existing incurred loss model and is applicable to the measurement of credit losses on financial assets measured at amortized cost. ASU 2016-13 is required to be adopted at the beginning of the first quarter of 2020 using a modified retrospective approach. The adoption of this guidance will result in a change in the provision policy, primarily for receivables. The Sohu Group expects to record approximately $6.7 million increase to allowance for credit losses on ASU 2016-13’s adoption date of January 1, 2020.

Simplifying the Test for Goodwill Impairment. In January 2017, the FASB issued ASU No. 2017-04, “Simplifying the Test for Goodwill Impairment.” The guidance removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit’s carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. The guidance should be adopted on a prospective basis for the annual or any interim goodwill impairment tests beginning after December 15, 2019. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Sohu Group does not expect this guidance to have a material impact on its consolidated financial statements.

Simplifying the accounting for income taxes. In December 2019, the FASB issued ASU No. 2019-12, Income Taxes (Topic 740)—Simplifying the Accounting for Income Taxes. ASU No. 2019-12 removes certain exceptions to the general principles in Topic 740 and provides for consistent application of and simplifies generally accepted accounting principles for other areas of Topic 740 by clarifying and amending existing guidance. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. The method of adoption varies depending on the component of the new rule that is being adopted. Early application is permitted. The Sohu Group does not expect to adopt ASU 2019-12 early and is currently evaluating the impact of adopting this standard on its consolidated financial statements.

Cloud computing. In 2018, the FASB issued new guidance on a customer’s accounting for implementation, set-up, and other upfront costs incurred in a cloud computing arrangement that is hosted by the vendor (i.e., a service contract). Under the new guidance, customers will apply the same criteria for capitalizing implementation costs as they would for an arrangement that has a software license. The guidance is effective for annual reporting periods beginning after December 15, 2019, including interim reporting periods within those fiscal years. The Sohu Group does not expect this guidance to have a material impact on its consolidated financial statements.

Fair value measurement disclosure requirements. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which eliminates, adds and modifies certain disclosure requirements for fair value measurements. Under the guidance, public companies will be required to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements. The guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, but entities are permitted to early adopt either the entire standard or only the provisions that eliminate or modify the requirements. The Sohu Group does not expect this guidance to have a material impact on its consolidated financial statements.